Exhibit 99.1

STOCK REPURCHASE AGREEMENT

THIS STOCK REPURCHASE AGREEMENT (this “Agreement”) is made as of March 6, 2020 (the “Effective Date”), by and between HORIZON BANCORP, INC., an Indiana corporation (the “Company”), and SHERRI S. FRITSCH, AS TRUSTEE OF THE 2020 SHERRI SALIN FRITSCH IRREVOCABLE TRUST U/A DATED JANUARY 16, 2020 (the “Seller”).

RECITALS

WHEREAS, the Seller is the beneficial holder of 1,000,000 shares of common stock, no par value (“Common Stock”), of the Company (the “Shares”); and

WHEREAS, the Company desires to purchase the Shares from the Seller and the Seller desires to sell the Shares to the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the Company and the Seller hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF SHARES; CONSIDERATION

Section 1.1    Purchase and Sale of Shares. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date the Seller shall sell, transfer, assign, convey, and deliver to the Company, and the Company (subject to final approval of its Board of Directors) shall purchase from the Seller, the Shares, free and clear of all Encumbrances. For purposes of this Agreement, “Encumbrances” shall mean all liens, claims, charges, assessments, options, security interests, proxies, agreements to vote, and other legal and equitable encumbrances.

Section 1.2    Consideration. In consideration for the Shares, the Company shall pay to the Seller $15.31 per Share, resulting in a total purchase price of $15,310,000.00 (the “Repurchase Price”). Upon the Seller’s receipt of the Repurchase Price, the Seller irrevocably appoints any officer, employee, or agent of the Company as the Seller’s attorney-in-fact to record the transfer of the Shares on the books and records of the Company with full power of substitution.

ARTICLE II

CLOSING

Section 2.1    Closing Date. The purchase and sale of the Shares (the “Closing”) shall be consummated by virtue of the deliveries specified in Section 2.2 below as promptly as practicable on or after the Effective Date at such location or locations as the Company and the Seller may agree. The time and date on which the Closing is actually held is referred to herein as the “Closing Date.”

Stock Repurchase Agreement

Section 2.2    Delivery of Shares and Consideration. At the Closing, the Seller shall take all necessary actions and make all necessary arrangements to transfer the Shares to the Company directly, or to or through a designated agent of the Company, so that the transfer of the Shares to the Company is properly reflected on the books and records of the Company. At the Closing, the Company shall pay to the Seller the Repurchase Price by wire transfer of immediately available funds to an account designated by the Seller to the Company.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1    Representations and Warranties of the Seller. The Seller represents and warrants to the Company as follows:

(a)    Authority of Seller. The Seller has the requisite power and authority to execute, deliver, and perform this Agreement. This Agreement has been duly executed and delivered by the Seller and is the legal, valid, and binding obligation of the Seller enforceable in accordance with its terms.

(b)    No Conflict. Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby, nor compliance with or fulfillment of the terms, conditions, and provisions hereof, will conflict with, result in a breach of the terms, conditions, or provisions of, or constitute a default, an event of default, or an event creating rights of acceleration, termination, or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the Shares, under (1) any material note, instrument, agreement, mortgage, lease, license, franchise, permit, or other authorization, right, restriction, or obligation to which the Seller is a party or the Shares are subject or by which the Seller is bound, (2) any court order to which the Seller is a party or any of the Shares are subject or by which the Seller is bound, or (3) any law, rule, or regulation affecting the Seller or the Shares or otherwise applicable to the transactions contemplated by this Agreement.

(c)    Title to the Shares. The Seller represents and warrants to the Company that the Seller is the sole beneficial owner of the Shares, free and clear of all Encumbrances, and that the delivery and/or release, as applicable, of the Shares to the Company pursuant to this Agreement will transfer and convey good and valid title thereto to the Company, free and clear of all Encumbrances. The Seller represents and warrants to the Company that the Shares constitute all of the equity interests of the Company owned, directly or indirectly, by the Seller.

(d)    Economic Risk; Sophistication.

(1)    The Seller represents and warrants that the Seller has such knowledge and experience in financial and business matters that the Seller is capable of evaluating the merits and risks of the proposed sale of the Shares to the Company and that the Seller has made an independent decision to sell the Shares to the Company based on the Seller’s knowledge of the Company and its business and other information available to the Seller, which the Seller has determined is adequate for that purpose. The Seller represents and warrants that the Seller (A) has not received or relied upon any information (in any form,

Stock Repurchase Agreement

whether written or oral) furnished by the Company or on behalf of the Company in making that decision, or (B) requested any such information from the Company which the Company has not furnished to the Seller.

(2)    The Seller represents, warrants, acknowledges, and agrees that the Company and its affiliates, officers, and directors may possess material nonpublic information not known to the Seller regarding or relating to the Company, including but not limited to, information concerning the business, financial condition, results of operations, or prospects of the Company. The Seller represents, warrants, acknowledges, and agrees that the Seller has not received or requested any such information, including any information with respect to the Company’s fiscal quarter ending March 31, 2020, and agrees that neither the Company nor its affiliates, officers, or directors shall have any liability whatsoever with respect to the nondisclosure of any such material nonpublic information, whether before or after the date of this Agreement.

(e)    Value of the Shares. The Seller acknowledges and confirms that the Seller is aware that the closing sale price of the Common Stock (the “Stock Price”) has fluctuated since the Seller acquired the Shares and is likely to continue to fluctuate after the date of this Agreement, including possible increases to such Stock Price. The Seller further acknowledges and confirms that the Seller is aware that future changes and developments in (1) the Company’s business, financial condition, and operating results, and (2) overall market and economic conditions, may have a favorable impact on the value of the Common Stock after the sale by the Seller of the Shares to the Company pursuant to the terms of this Agreement.

(f)    No Other Representations or Warranties. The Seller represents and warrants that it is not relying on any representation or warranty by the Company in connection with the transactions contemplated by this Agreement except as expressly set forth in this Agreement.

Section 3.2    Representations and Warranties of the Company.

(a)    Authority of the Company. Subject to the final approval of the Company’s Board of Directors, the Company has the requisite corporate power and authority to execute, deliver, and perform this Agreement, and this Agreement has been duly authorized, executed, and delivered by the Company and is the legal, valid, and binding obligation of the Company enforceable in accordance with its terms.

(b)    No Conflict. Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated hereby, nor compliance with or fulfillment of the terms, conditions, and provisions hereof, will conflict with, result in a breach of the terms, conditions, or provisions of, or constitute a default, an event of default, or an event creating rights of acceleration, termination, or cancellation or a loss of rights under (1) the articles of incorporation or code of by-laws of the Company, (2) any material note, instrument, agreement, mortgage, lease, license, franchise, permit, or other authorization, right, restriction, or obligation to which the Company is a party or by which the Company is bound, or (3) any law, rule, or regulation affecting the Company or otherwise applicable to the transactions contemplated by this Agreement.

Stock Repurchase Agreement

ARTICLE IV

COVENANTS OF THE PARTIES

Section 4.1    No Proxy and Voting of the Shares. The Seller covenants and agrees that the Seller shall not grant to any person or entity any proxy with respect to any of the Shares (other than to a designated representative of the Company pursuant to a proxy statement of the Company). The Seller further covenants and agrees that it shall cause all of the Shares for which it has the right to vote as of the record date for any meeting of shareholders of the Company to be present for quorum purposes and to be voted at any such meeting or at any adjournments or postponements thereof, (i) in favor of each director nominated and recommended by the Board of Directors of the Company (the “Board”) for election at any such meeting, and (ii) in accordance with the recommendation of the Board for each other matter that is subject to a vote of the shareholders at any such meeting.

Section 4.2    Release. The Seller, and anyone claiming through the Seller on its behalf, as the case may be, agrees to irrevocably and unconditionally release, waive, and forever discharge the Company Released Parties (defined below) from, and covenants not to sue, the Company Released Parties with respect to any and all actions, causes of action, claims, demands, rights, remedies, expenses, and liabilities of whatever kind or character, at law or in equity, whether now known or unknown, that the Seller now has, has ever had, or may ever have against any of the Company Released Parties with respect to the Company, arising from or related to the purchase by the Company of the Shares from the Seller as contemplated by the terms of this Agreement, other than a breach by the Company of its representations and warranties hereunder.

Section 4.3    Definitions. As used in this Article IV, the terms set forth below shall be defined as follows:

(a)    “Affiliates” shall mean a person or entity that directly or indirectly controls, is controlled by, or is under common control with the Company, including but not limited to the Company’s past, present, and future officers, directors, shareholders, employees, and agents.

(b)    “Company Released Parties” shall mean the Company and its Affiliates.

ARTICLE V

MISCELLANEOUS

Section 5.1    Confidentiality. The parties agree to maintain in confidence all documents, materials, and other information the parties shall have obtained in regards to this Agreement and the transactions being effected hereby (whether obtained before or after the date of this Agreement). Except as required by law (including applicable federal securities laws), the parties agree not to disclose the terms or nature of this Agreement or the transactions being effected hereby. The Seller acknowledges that the Company may disclose the terms or nature of this Agreement as required to comply with applicable securities laws in the Company’s reasonable discretion.

Stock Repurchase Agreement

Section 5.2    Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, their legal representatives, heirs, executors, administrators, successors, assigns, and transferees.

Section 5.3    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Indiana, without regard to conflicts of law principles thereof.

Section 5.4    Amendment. This Agreement may not be amended, modified, or supplemented except by a writing signed by an authorized representative of each of the parties hereto.

Section 5.5    Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the Seller and the Company agrees that, in the event of any breach of the provisions of this Agreement by such party, the non-breaching party, without prejudice to any rights to judicial relief it may otherwise have, shall be entitled to seek equitable relief, including injunction, and to enforce specifically the terms and provisions of this Agreement in any court of the United States of America or any state having jurisdiction. Each of the parties hereto (to the extent such party is the breaching party) further agrees that it will not oppose the granting of such relief on the basis that the non-breaching party has an adequate remedy at law.

Section 5.6    Severability. Wherever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such provision shall be ineffective in the jurisdiction involved to the extent, but only to the extent, of such invalidity, illegality, or unenforceability without invalidating the remainder of such invalid, illegal, or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

Section 5.7    Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except as otherwise provided herein and except for the Confidentiality and Non-Disclosure Agreement dated March 5, 2020 between the Company, Sherri Salin Fritsch, in her individual capacity, and Seller, which shall remain in full force and effect according to its terms.

Section 5.8    Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or a successor or permitted assign of such a party.

Section 5.9    Execution; Counterparts. This Agreement may be executed by scanned and/or facsimile signature and in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement shall become binding when all counterparts have been signed by the parties hereto and delivered to all of the parties hereto.

Stock Repurchase Agreement

Section 5.10    Survival. The representations, warranties, covenants, and agreements made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, notwithstanding any investigation made by either party.

Section 5.11    Further Assurances. Each party shall at any time and from time to time after the date of this Agreement take whatever actions the other party or its affiliates or agents reasonably request to effectuate, record, evidence, or perfect the sale of the Shares to the Company pursuant to this Agreement or to otherwise effectuate or consummate any of the transactions contemplated hereby.

[Remainder of Page Intentionally Left Blank]

Stock Repurchase Agreement

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

THE COMPANY

HORIZON BANCORP, INC.

By:	/s/ Mark E. Secor
Name:	Mark E. Secor
Title:	Executive Vice President, Chief Financial Officer

THE SELLER

2020 SHERRI SALIN FRITSCH IRREVOCABLE TRUST U/A DATED JANUARY 16, 2020

By:	/s/ Sherri S. Fritsch
Name:	Sherri S. Fritsch
Title:	Trustee

Stock Repurchase Agreement